10.21

                                SECOND AMENDMENT
                               TO LEASE AGREEMENT
                     BETWEEN CORRIDOR PARK POINTE II, L.P.,
                                AS LANDLORD, AND
                      INTELLIGENT REASONING SYSTEMS, INC.,
                                   AS TENANT,
                             AT CORRIDOR PARK POINTE
                                   BUILDING E

STATE OF TEXAS    )

COUNTY OF TRAVIS  )

KNOW ALL PERSONS BY THESE PRESENTS:

            That the parties to this Second Amendment to Lease Agreement (the "Amendment"), are Corridor Park Pointe II, L.P., herein referred to as "Landlord", and Intelligent Reasoning systems, Inc., herein referred to as "Tenant".

                               W I T N E S S E T H

            WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease"), dated May 21, 1999, covering approximately 15, 136 square feet (the "Premises"), in Corridor Park Pointe Building E (the "Building"), in Austin, Texas, as more particularly described in the Lease, and

            WHEREAS, Landlord and Tenant entered into a First Amendment to Lease Agreement (the "First Amendment"), dated November 9, 1999, wherein the Premises were expanded from 15,136 square feet to 35,200 square feet, in Corridor Park Pointe Building E, and the expiration date of the Lease was revised to be December 31, 2006, and

            WHEREAS, Landlord and Tenant have agreed to modify the Lease as provided herein.

            NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, Landlord and Tenant agree as follows:

            The number of parking spaces that Tenant, its employees, customers and licensees shall have the right to use within the parking areas designated for such use by Landlord shall be increased from sixty-one (61) surface parking spaces to one hundred forty-one (141) surface parking spaces. All of the other rights and responsibilities regarding parking shall remain as stated in Paragraph 5(C) of the Lease.

      All other terms and conditions of the Lease shall remain in full force and effect.

      This Second Amendment to Lease does not become effective until executed and delivered by both Landlord and Tenant.

      IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused this Second Amendment to Lease to be executed in multiple counterparts, each of which shall have the force and effect of any original, on this the 15th day of March, 2000.

WITNESS FOR LANDLORD:                   LANDLORD: CORRIDOR PARK POINTE II, L.P.,
                                              a Delaware limited partnership
/s/ Milo Burdette
----------------------------------
                                          By: B & O Property, L.L.C., a Delaware
                                              limited Liability company, General
                                              Partner

                                              By: B & O Management Company,
                                                  L.L.C., a Delaware limited
                                                  Liability company, Operating
                                                  Manager

                                                  By: /s/ C. Patrick Oles
                                                      --------------------------
                                                     C. Patrick Oles, Jr.,
                                                     President


WITNESS FOR TENANT:                     TENANT: INTELLIGENT REASONING
                                                   SYSTEMS, INC.

                                        By: /s/ Stephen R. Gunn
----------------------------------          ------------------------------------
                                             Stephen R. Gunn

                                        Its: Vice President of Finance